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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2002

CONTRACTS SOLD DIRECTLY WITHOUT PAYMENT OF ANY SALES COMPENSATION

     The contract may be sold directly to certain individuals under various circumstances that do not involve payment of any sales compensation to a registered representative. In such case, we will credit the contract with an additional 4.5% of the purchase payment. (However, the amount of the payment enhancement and the credit may not exceed 9.0% of the purchase payment. Therefore, if the payment enhancement exceeds 4.5%, the amount of the credit will be reduced so that the total of the payment enhancement and the credit equals 9.0% of the purchase payment.) We anticipate applying for SEC exemptive relief to retain the amount by which the sum of the payment enhancement and the credit exceeds the amount of the applicable withdrawal charge if the contract owner redeems his contract within two years of the contract being credited with this amount. The following classes of individuals are eligible for this credit:

(a) officers, directors or employees (or a relative thereof) of Manulife USA, Manulife, the Trust or any of their affiliates, and

(b) employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (x) have a sales agreements with The Manufacturers Life Insurance Company (U.S.A.) and its principal underwriter, Manulife Financial Securities LLC, to sell the contracts and (y) have approved the payment of the credit to their employees and registered representatives.



                          SUPPLEMENT DATED MAY 13, 2002

Vantage.Supp 5/13/2002